UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2005

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data
Ex-99.2 Summary Historical Financial and Operating Data Ardent Behavioral
Ex-99.3 Unaudited Pro Forma Condensed Combined Financial Information
Ex-99.4 Selected Consolidated Financial and Operating Data - Ardent Behavioral
Ex-99.5 Management's Discussion and Analysis of Financial Condition and Results of Operations - Ardent Behavioral
Ex-99.6 Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Pro Forma Business
Ex-99.7 Behavioral Healthcare Services Combined Financial Statements

Item 7.01. Regulation FD Disclosure.

     The Company is filing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 through Exhibit 99.7 to this report. This information, which has not been previously publicly reported, is disclosed in a preliminary offering memorandum that is being furnished to prospective investors in connection with the Company’s private offering of $150,000,000 principal amount of the Company’s senior subordinated notes due 2015. Certain of this information also is being disclosed to prospective lenders in connection with the Company’s proposed amended and restated senior secured credit facilities.

     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

99.1	The section of the preliminary offering memorandum entitled “Summary – Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data.”

99.2	The section of the preliminary offering memorandum entitled “Summary – Summary Historical Financial and Operating Data – Ardent Behavioral.”

99.3	The section of the preliminary offering memorandum entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

99.4	The section of the preliminary offering memorandum entitled “Selected Consolidated Financial and Operating Data – Ardent Behavioral.”

99.5	The section of the preliminary offering memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Ardent Behavioral.”

99.6	The section of the preliminary offering memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Pro Forma Business.”

99.7	The section of the preliminary offering memorandum entitled “Behavioral Healthcare Services Combined Financial Statements.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: June 24, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	The section of the preliminary offering memorandum entitled “Summary – Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data.”

99.2	The section of the preliminary offering memorandum entitled “Summary – Summary Historical Financial and Operating Data – Ardent Behavioral.”

99.3	The section of the preliminary offering memorandum entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

99.4	The section of the preliminary offering memorandum entitled “Selected Consolidated Financial and Operating Data – Ardent Behavioral.”

99.5	The section of the preliminary offering memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Ardent Behavioral.”

99.6	The section of the preliminary offering memorandum entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Pro Forma Business.”

99.7	The section of the preliminary offering memorandum entitled “Behavioral Healthcare Services Combined Financial Statements.”